Prospectus Supplement	January 28, 2019

Putnam Global Industrials Fund
Summary prospectus dated December 30, 2018

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Industrials Fund (“Global Industrials Fund” or the “fund”) has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment strategies and investment policies. Putnam Management currently anticipates that the changes will be effective on June 24, 2019 (the “Effective Date”). The fund will change its investment strategies to hold concentrated equity positions without a geographic or industry focus, as described in more detail below. In connection with this change, the fund will be renamed “Putnam Focused Equity Fund.”

While the fund’s investment goal will remain unchanged, the fund’s existing policy (under normal circumstances) to invest at least 80% of its net assets in companies in the industrial products, services or equipment industries will be revised to instead require the fund (under normal circumstances) to invest at least 80% of its net assets in equity investments. In addition, the fund’s existing policy (under normal circumstances) to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark) will be eliminated. The fund’s benchmark will also be changed from the MSCI World Industrials Index (ND) to the S&P 500 Index.

Putnam Management has also recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, a change to the fund’s fundamental investment policy on industry concentration, which currently provides that the fund will normally invest at least 25% of its net assets in the industrial products, services or equipment industries. Under the proposed fundamental investment policy, which is subject to approval by shareholders of Global Industrials Fund, the fund would not invest more than 25% of its total assets in any one industry. Putnam Management currently anticipates that the changes to the fund’s fundamental investment policy, if approved by shareholders, will be effective on the Effective Date.

In addition, Putnam Management has recommended, and the fund’s Board of Trustees has approved, a proposed merger of Putnam Global Natural Resources Fund (“Global Natural Resources Fund”) into the fund. Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Industrials Fund and its shareholders. Completion of the proposed merger is subject to a number of conditions, including approval by Global Natural Resources Fund shareholders. If approved, the proposed merger is expected to occur on or about June 24, 2019, with the net asset value of the shares to be issued in the merger currently expected to be determined on or about June 21, 2019. If shareholders of Global Natural Resources do not approve the proposed merger, the merger will not proceed. The changes to the fund described in this supplement are not contingent upon completion of the proposed merger and are expected to proceed

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whether or not the proposed merger takes place (in the case of the proposed change to the fund’s fundamental investment policy on industry concentration, if approved by shareholders of the fund).

Implementing these changes to the fund’s portfolio will result in certain brokerage commissions and other transaction costs, which are expected to be incurred largely in

June 2019. Depending on market conditions at the time, these changes could also result in realization of capital gains.

On the Effective Date, the following changes are made in the fund’s Prospectus:

• All references in the Prospectus to Putnam Global Industrials Fund are deleted and replaced with “Putnam Focused Equity Fund.”

• The sub-sections Investments and Risks in the section Investments, risks, and performance are deleted in their entirety and replaced with the following:

Investments

We invest mainly in equity securities (growth or value or both) of large and midsize companies that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as forward contracts, futures, options, structured securities, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to concentrate its investments in a limited number of issuers.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it concentrates its investments in a limited number of issuers or sectors, and the fund may perform poorly as a result of adverse developments affecting those issuers or sectors.

As a non-diversified fund, the fund invests in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The rest of the section remains the same.

• The sub-section Performance in the section Investments, risks, and performance is amended to provide that the fund’s benchmark is the S&P 500 Index and that Putnam Management selected the new benchmark because, in Putnam Investment Management’s view, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found at the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.